LanzaTech 2026

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LanzaTech 2026

LanzaTech Overview

20 Years of Innovation

2005: Founded in New Zealand

Today: HQ in Chicago IL, 150+ employees

6 Commercial Plants

First commercial plant started in 2018

Plants located in China, India, and Europe

$57M 2025 Revenue

Strong recurring sales revenue, with project development revenue growing

$0.5T SMF Market

LanzaTech ethanol is a ready-today Sustainable Marine Fuel solution

30+ Proven Feedstocks

More feedstocks unlock larger scale impact

$2T SAF Market

LanzaTech delivers the only scalable Sustainable Aviation Fuel solution

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LanzaTech 2026

LanzaTech is The Lowest-Carbon, Lowest-Cost, Scalable SAF/SMF Option

We take waste carbon from industrial emissions and turn it into valuable products

- ☑ Six commercial plants producing 150M gallons of ethanol profitably
- ☑ First ethanol-to-SAF plant operational with 10M gallons/year capacity
- ☑ Clear path to lowest-cost SAF at $2.60 per gallon
- ☑ Scalable to 100B+ gallons using industrial emissions
- ☑ Higher revenue projected for 2026 with robust project pipeline

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LanzaTech 2026

Six Commercial Plants Operating Globally Today

60+ Million Gallons of Ethanol Produced

Shougang – China


4 Plants

STEEL AND FERRO ALLOY EMISSIONS

ArcelorMittal – Belgium



STEEL EMISSIONS AND CO-PROCESSED BIOMASS

IndianOil – India



REFINERY EMISSIONS

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Confidential

LanzaTech 2026

Commercial-Scale Recycled Carbon Fuels (RCFs)

LanzaTech is producing RCFs today at six commercial sites around the world


1 Diverse Industrial Waste Inputs
2 LanzaTech Carbon Transformation Technology
3 High Value Products
ATMOSPHERIC $CO_2 + H_2$
CO_2
INDUSTRIAL OFF-GAS
GASIFIED SOLID WASTE*
BIOREACTOR
ETHANOL
SAF
SMF

** Solid waste must be gasified before entering the compressor adding 40-60% to plant CAPEX*
*** CO_2 from is subject to a phase out in EU by 2035 for power plant CO_2 and 2040 for non-power.*

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LanzaTech 2026

Unmatched Feedstock Flexibility

Our Technology Handles What Others Can't

LanzaTech's gas fermentation platform has demonstrated conversion of 30+ real-world waste and biomass inputs

Most Diverse Feedstock Portfolio in the SAF and SMF Industry

- Proven conversion of industrial off-gases, biomass residues, municipal solid waste, agricultural waste gases, and emerging sustainable waste streams
- Feedstocks span CO, CO_2 + H_2-rich streams, enabling use of materials that are traditionally flared, landfilled, or under-utilized
- Diversified input base reduces SAF and SMF production exposure to single-feedstock volatility

This breadth creates supply-chain security, global optionality, and unlocks a strategic cost advantage

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Recycled Carbon Fuels: The Only Scalable Approach Recycled Carbon Fuels: The Only Scalable Approach 1 0 0 B + Gallons Can Be Made from LanzaTech Technology LanzaTech 2026 Gal/Year S A F Potential USD/Year Industrial off-g a s – Steel Ferroalloy 38 B $ 1 9 0 B Waste Sol ids - MSW 54 B $ 2 7 0 B $ 1 , 4 8 0 B 9 296 BWaste Sol ids - Biomass $ 1 7 0 B34 BBiogas Proven at scale: Successfully Piloted:

First Commercial Ethanol-to-SAF Plant is Now Operational First Commercial Ethanol-to-SAF Plant is N ow Operational LanzaTech 2026 February 2 0 2 6 : $ 4 7 M Raise @$650M Pre-money Valuation LanzaTech Holding: ~ 5 0 % LanzaJet: Freedom Pines Fuels Soperton, Georgia USA 1 0 M Gallons/Year capacity SAF i l i 10

LanzaTech Recycled Carbon Fuels Will Impact Two Critical Fast-Moving Markets LanzaTech 2026 AVIATION 11 MARINE

SAF Mandates and Policy Tailwinds Accelerate Adoption S A F Mandates and Policy Tailwinds Accelerate Adoption • Today – Global Jet Fuel Demand: 1 0 0 Billion Gallons • 2 0 3 0 – Global Jet Fuel Demand: growth predicted with upper bound of 1 4 0 Billion Gallons – SAF Mandates: 1 0 Billion Gallon SAF Demand – HEFA, existing pathway to SAF is capped at 2.5 Billion Gallons • LanzaTech recycled carbon fuels will meet, and grow, with S A F demand LanzaTech 2026 12

LanzaTech 2026 • 7 3 Billion Gallons of Marine fuel used each year globally • FuelEU Maritime mandates will require 1 – 2 Billion Gallons of SM F b y 2 0 3 0 • More methanol-compatible engines were ordered in 2 0 2 3 than LNG-based engines • Ethanol outperforms methanol in energy density, safety, carbon intensity, and cost • LanzaTech offers a scalable solution to meet SM F demand 13 Lowest-Cost Solution for Sustainable Marine Fuels Lowest-Cost Solution for Sustainable Marine Fuels

LanzaTech 2026 Three Things Had to Be True. Now They All Are Three Things Had to Be True. Now They All Are Technology works at scale. 6 plants. 300+ days continuous operations/plant 14 Legislation caught up. UK/EU mandates, marine standard in development, FOAK certification underway Markets exist today. Early adopter offtakes signed. $2.5T SAF/SMF markets The headwinds are gone. This is a deployment story now.

NT PC – INDIA C O 2 and Green H2 1.2M GPY ethanol Exelixis – NORWAY Industrial emissions 8M GPY ethanol S E D – INDIA Agricultural waste 7.7M GPY ethanol LanzaTech Project Pipeline LanzaTech Project Pipeline FLITE – BELGIUM First EU ATJ plant 30M GPY SAF Our projects leverage diverse feedstocks and strategic locations to deliver sustainable fuels in key locations 2 0 2 7 2 0 2 9 2 0 3 0 LanzaTech 2026 D R A G O N - UK First UK ATJ plant 30M GPY SAF LOTUS – IA US Biogas 25M GPY ethanol 15

Structural cost reset positions platform for capital- efficient growth Revenue Streams • Licensing & technology fees (upfront + milestones) • Engineering & services (early-stage deployments) • Product revenue (fuels and chemicals) • Recurring royalties / revenue share Scaling Dynamics • Each commercial facility adds multi-year, high- margin recurring revenue • Revenue mix shifts from services → capital-light, recurring streams (royalties/product) • Minimal incremental SG&A required per deployment 80 60 40 20 0 2 0 2 3 A 2 0 2 4 A 2 0 2 5 A Revenue ($M) Scalable Revenue Model Driven by Commercial Deployment Scalable Revenue Model Driven by Commercial Deployment Execution Foundation (2025 Actions) • 2025 restructuring aligned organization to commercial-stage priorities • Structural reduction in SG&A and R&D overhead • Vendor and contract optimization lowered ongoing cost base • R&D footprint focused on highest-return commercial applications

Lean Cost Structure • Post-2025 cost base is structurally lower and largely fixed • H2’25 exit run-rate reflects full impact of cost actions (~$40M baseline) • Cost reductions are permanent, not temporary cuts Proven Cost Transformation • SG&A and R&D reduced >50% exiting 2025 • Headcount, vendor, and R&D footprint rightsized • Transition from R&D-heavy - commercially focused model Revenue Expansion • Each facility contributes incremental licensing + recurring revenue • Commercial deployments drive compounding revenue growth Clear path to cash flow breakeven driven by scale, not additional cost cuts 140 120 100 80 60 40 20 0 2 0 2 3 A 2 0 2 4 A 2 0 2 5 A 2 0 2 6 E 2 0 2 7 E Operating Expenses ($M) Clear path to Operating Leverage as Commercial Scale Increases Clear path to Operating Leverage as Commercial Scale Increases

~ 50% Reduction in Operating Expenses (2025) Structural cost reset achieved through organizational, vendor, and R&D optimization Capital Strategy • $20M raise completed in January 2026 • Operating burn structurally reduced (>60% vs. 2024) Balance Sheet & Legal De-Risking • All major litigation matters resolved • FPA/Vellar structure eliminated (~$34–35M impact) • Preferred equity conversion removes redemption risk • Capital structure simplified; improves transparency and investability Near-Term Liquidity Visibility • ~$35M targeted funding in Q3 • ~$20M expected from FID Q4 • ATM provides flexible, on-demand capital access Period OPEX ($M) H1 2025 68M H2 2025 36M Structural Cost Reset, De-Risked Balance Sheet Capital Flexibility Structural Cost Reset, De-Risked Balance Sheet & Capital Flexibility